Exhibit 10.34

Execution Version

INTERCREDITOR AGREEMENT JOINDER

The undersigned, WELLS FARGO BANK, NATIONAL ASSOCIATION, hereby agrees to become party as the ABL Facility Agent in replacement of U.S. BANK NATIONAL ASSOCIATION (the “Exiting ABL Facility Agent”) under the Junior Lien Intercreditor Agreement dated as of April 16, 2014 (the “Intercreditor Agreement”) among FTS INTERNATIONAL SERVICES, LLC, a Texas limited liability company, FTS International, Inc., a Delaware corporation, the other GRANTORS from time to time party hereto, Exiting ABL Facility Agent, as ABL Facility Agent, WELLS FARGO BANK, NATIONAL ASSOCIATION, as Term Collateral Agent, U.S. BANK NATIONAL ASSOCIATION, as Notes Collateral Agent, and certain other persons party or that may become party thereto from time to time, as amended, supplemented, amended and restated or otherwise modified and in effect from time to time, for all purposes thereof on the terms set forth therein, and to be bound by the terms of the Intercreditor Agreement as fully as if the undersigned had executed and delivered the Intercreditor Agreement as of the date thereof.

The provisions of Article 6 of the Intercreditor Agreement will apply with like effect to this Intercreditor Agreement Joinder.

IN WITNESS WHEREOF, the parties hereto have caused this Intercreditor Agreement Joinder to be executed by their respective officers or representatives as of February 22, 2018.

WELLS FARGO BANK, NATIONAL ASSOCIATION, as ABL Facility Agent

By:	/s/ Heath Israel

Name: Heath Israel
Title: Its Authorized Signatory

FTS – Intercreditor Agreement Joinder – Signature Page